Exhibit 10.1
PROMISSORY NOTE
SECURED BY DEED OF TRUST
$16,800,000.00
August 20, 2010
Anaheim, California
     FOR VALUE RECEIVED, MIRALOMA BORROWER CORPORATION, a Delaware corporation (“Borrower”), promises to pay to the order of AMERICAN NATIONAL INSURANCE COMPANY, a Texas insurance company, (American National Insurance Company, its successors or assigns being hereinafter called “Lender”) the sum of SIXTEEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($16,800,000.00), together with interest on all principal remaining unpaid from time to time from the date of the initial funding of this Note (“Disbursement Date”) at the rate of six and one-half percent (6.5%) per annum (the “Contract Rate”). Interest only accruing from the date of the initial funding of this Note, through and including the last day of the month in which the Disbursement Date occurs, shall be collected upon the date of the recordation of the Deed of Trust (hereinafter defined), and thereafter, principal and interest payments on the Note, based upon a twenty-five (25) year amortization of the principal balance on the date hereof, in monthly installments of ONE HUNDRED THIRTEEN THOUSAND FOUR HUNDRED THIRTY-FOUR AND 80/100 DOLLARS ($113,434.80) shall be payable on the first (1st) day of each and every month commencing on October 1, 2010 until September 1, 2017 (the “Maturity Date”). As said installments are paid, they are to be applied first to late charges and other fees, costs and charges, if any, reimbursable to Lender as provided herein or in the Loan Documents (hereinafter defined), then to interest accrued, and the balance, if any, to unpaid principal. On the Maturity Date the entire principal amount outstanding on this Note, along with interest accrued but unpaid thereon, and all other amounts due to Lender arising out of this Note, shall be all due and payable.
     Both principal and interest are payable at the office of American National Insurance Company, One Moody Plaza, Galveston, Texas, 77550, Attn: Mortgage and Real Estate Investment Department, or at such place as Lender may from time to time designate in writing. All payments of interest, or principal and interest shall be made to Lender not later than 12:00 o’clock noon, local time, on the date designated in the Note and at the place of payment designated by Lender herein, and any payment received after such hour shall be deemed to have been paid to and received by Lender on Lender’s next succeeding business day.
     Borrower understands that the monthly installments of interest and principal on this Note referred to above are based upon a hypothetical twenty five (25) year amortization; that such installments will not amortize fully the principal balance by the Maturity Date; that the final installment will be a “balloon” payment; and that Lender has no obligation to refinance such “balloon” payment.
     This Note is given for a loan of $16,800,000.00 (“Loan”) to be advanced by Lender to Borrower, and Borrower’s obligations under the Loan and this Note are secured by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (the “Deed of

Trust”) of even date herewith from Borrower, as Trustor, to First America Title Insurance Company, as Trustee, in favor of Lender, as Beneficiary, encumbering the property located in Orange County, California described in Exhibit “A” attached hereto and made a part hereof (“Property”), and which property is a part of the Property, as that term is defined in the Deed of Trust. This Note, the Deed of Trust, and all other instruments of indebtedness and security executed by Borrower to evidence or secure the Loan represented by this Note shall sometime be collectively referred to as the “Loan Documents.”
     It is expressly agreed that if (a) Borrower shall be in default in the payment when due of any principal, interest or installment of interest or principal and interest or any other sums due and payable pursuant to the terms and conditions of this Note or of any other Loan Document; or (b) there shall be an Event of Default under the Deed of Trust, or (c) Borrower shall be in default after the expiration of any applicable grace period expressly provided therein, under the terms, conditions, covenants, agreements, representations or warranties contained in any other Loan Document, including, without limitation, any other document securing this Note; or (d) any Borrower, or any drawer, acceptor, endorser, guarantor, surety or accommodation party or other person liable upon or for the payment of the indebtedness evidenced by this Note (each hereinafter called “Other Liable Party” or “Other Liable Parties”) (i) admits in writing its inability to pay its debts generally as they become due, (ii) files a petition in bankruptcy as a Debtor or seeking reorganization or an arrangement or otherwise to take advantage of any state or federal bankruptcy or insolvency law, (iii) makes an assignment for the benefit of creditors, (iv) files a petition for or consents to the appointment of a receiver of any of its assets or a part thereof, (v) without its consent, a petition in bankruptcy is filed against it, or an order, decree or judgment is entered by a court of competent jurisdiction appointing a receiver over its property, or approving a petition filed against it seeking a reorganization or an arrangement of it under any bankruptcy or insolvency law, and such petition, order, decree or judgment is not vacated, set aside or stayed within ninety (90) days from the date of entry, or (vi) dies, dissolves, or its existence as a legal entity terminates, any or all of the foregoing (a) through (d) hereinafter an “Event of Default.” Lender may, in any of such events, at its option, accelerate the maturity of the Note and declare the entire balance of this Note, both principal and interest, immediately due and payable and/or may enforce such other rights as are available to Lender under the terms and conditions of any document securing this Note or otherwise available at law or in equity. All rights and remedies available to Lender shall be cumulative and not exclusive and the exercise or beginning to exercise of any one of such rights or remedies shall not preclude the simultaneous or later exercise of any or all of such rights or remedies.
     Borrower hereby agrees to pay all expenses incurred, including, but not limited to, reasonable attorney’s fees, if placed in the hands of an attorney for collection or if collected through probate, bankruptcy or other judicial proceedings.
     Should any regular installment of interest, or principal and interest due under this Note, which shall not include principal and interest due at the Maturity Date, not be paid in full on or before the fifth (5th) day of the month in which such payment is due, Borrower acknowledges that the Lender will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment (“Late Charge”) would be a fair approximation of the expense so incurred by Lender. If applicable law requires a lesser charge, however, then the maximum charge permitted by such law may be charged by Lender for said purpose. Therefore, Borrower shall, in such event, without further notice, and without prejudice to the right of Lender to collect any other amounts provided to be paid hereunder or under the Deed of Trust, or any other Loan Document, or to declare an Event of Default, pay to Lender immediately upon demand the Late Charge to compensate Lender for expenses incurred in handling delinquent payments. Borrower acknowledges and agrees that such late payment charge is reasonable, is calculated to reimburse Lender for its administrative costs incurred as a result of such late payment and is not intended as a penalty. Borrower represents and warrants to Lender that it will not seek to, or in fact, challenge the imposition of any such late charge as a penalty or unreasonable change under State or Federal law, and Borrower expressly waives such challenge.
     Prior to an Event of Default, unpaid principal shall bear interest from the date hereof at the Contract Rate. From and after any Event of Default and continuing so long as Lender has not agreed in writing to a waiver or cure of such Event of Default, all unpaid principal (whether or not overdue) and unpaid interest shall bear interest at the lesser of “Maximum Nonusurious Rate” (as hereinafter defined) or if there is no Maximum Nonusurious Rate, at a per annum rate equal to Seventeen Percent (17%) (hereinafter referred to as the “Default Rate”), whether or not Lender has exercised its option to accelerate the maturity of this Note and to declare the entire unpaid principal indebtedness and accrued interest due and payable. Provided, however, after any Event of Default, Lender, in its sole and absolute discretion, may elect to charge a rate of interest or impose a handling or late charge which are less than the amount which would result from applying the Default Rate provided for in the preceding sentence. Any such election by Lender to charge such lesser amount shall not constitute a waiver of Lender’s right to impose the Default Rate during the existence of any future defaults. Borrower acknowledges and agrees that the increases in interest rate contemplated herein are expressly designed to cover the additional but unforeseeable costs and risks associated with an event of default under this Note, the Deed of Trust or any other Loan Document, as well as the loss of the use of funds incurred by Lender as a result of untimely payment. Borrower waives any right to challenge such interest rate increased as a penalty under State or Federal law.
     Provided that on the Disbursement Date Borrower shall have paid to Lender a prepayment fee equal to one percent (1%) of the original principal amount of this Note contemporaneous with execution and delivery of this Note, this Note may be prepaid in whole but not in part, at any time with thirty (30) days prior written notice to Lender specifying the date of prepayment.
     Borrower, and all Other Liable Parties, jointly and severally waive presentment for payment, protest and demand, notice of non-payment, protest, notice of protest, notice of acceleration, notice of the intent to accelerate, the filing of suit, and diligence in collecting this Note or enforcing any of the security herefor, and agree to the substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon, and further agree that it will not be necessary for the holder hereof, in order to enforce payment of this Note by it, to first institute suit or exhaust its remedies against Borrower or any Other Liable Party, or to enforce its rights against any security herefor, and consent to any one or more rearrangements, modifications, extensions or postponements of the time, amount or manner of payment of this Note on any terms or any other indulgences with respect thereto, without notice thereof to any of them and without discharging or reducing any of their liability hereunder. The Lender may transfer this Note, and the rights and privileges of Lender under this Note shall inure to the benefit of the Lender’s representatives, successors, and assigns.
     Upon any Event of Default and so long as any such Event of Default is continuing, Lender may apply payments received on any amounts due hereunder or under the terms of any other Loan Document, in such manner as Lender may determine. Upon any such Event of Default, if Lender so elects, notice of election being expressly waived, the principal remaining unpaid with accrued interest shall at once become due and payable.
     No single or partial exercise of any power hereunder or any instrument or agreement now or hereafter securing this Note shall preclude other or further exercise thereof or the exercise of any other power. Lender shall at all times have the right to proceed against any portion of the security held for this Note in such order and in such manner as Lender may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Lender in exercising any right hereunder or under any instrument now or hereafter securing this Note shall operate as a waiver of such right or of any other right under this Note. The release of any party liable under this Note shall not operate to release any other party liable hereon. No extension of the time for the payment of this Note or any installment hereof made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability under this Note of any of the undersigned not a party to such agreement.
     Borrower agrees to pay all costs of collection when incurred, including reasonable attorneys’ fees, whether or not suit is filed, and all costs incurred in realizing upon any collateral securing this Note.
     Sections 2.08 and 2.09 of the Deed of Trust provide, among other things, that the following will constitute an Event of Default thereunder:
          “2.08 The sale, conveyance, transfer, disposition or further encumbering of the Property, or any part thereof or any interest therein, either voluntarily, involuntarily, or otherwise, or agreement so to do (collectively, a “Transfer”), without the prior written consent of Lender, which consent shall be granted, withheld or conditioned in the sole and entire discretion of Lender. In the event of any request for approval of a Transfer, along with any such request, Borrower shall pay to Lender a transfer fee equal to one percent (1%) of the then outstanding principal balance of the Note (“Transfer Fee”). Lender shall have the right to approve, decline or consent to any such requested Transfer in its sole and entire discretion. Any permitted transferee shall assume all payment and performance obligations under the Note, this Deed of Trust and the other Loan Documents pursuant to an assumption agreement prepared in recordable form by Lender’s legal counsel. Borrower shall pay Lender’s reasonable out-of-pocket expenses in connection with approving and documenting such Transfer, including the fees and costs of Lender’s local legal counsel, premiums for title insurance policies or endorsements, and recordation fees, whether or not the Transfer is completed.
          2.09 Except as provided in Section 2.08, in the event Borrower is a corporation or trust, the Transfer of more than five percent (5%) of the issued and outstanding capital stock of Borrower or of the beneficial interest of such trust without the prior written consent of Lender; or, in the event Borrower is a limited or general partnership or a joint venture, a change of any general partner or any joint venturer, either voluntarily, or otherwise, or the Transfer of any such general partnership or joint venture interests without the prior written consent of Lender; or, in the event Borrower is a limited liability company, a change of Manager (meaning either an actual change of the Manager or a change in ownership or control of the Manager), voluntarily or otherwise, or the Transfer of more than five percent (5%) of the membership interests in Borrower without the prior written consent of Lender; or, any change in Borrower’s form of legal entity, or the form of any legal entity which is the general partner or Manager of Borrower. No Transfer or series of Transfers may be utilized to frustrate Lender’s rights in situations where the substantive effect of such Transfer or series of Transfers amounts to a disposition of the Property, or control thereof, for a valuable consideration to parties other than Borrower. Nothing contained herein shall limit in any manner, and all of the following shall be permitted without Lender’s consent, (i) a sale or transfer of all or substantially all of the assets of Pac Sun that includes the Borrower or (ii) a merger or consolidation or other acquisition of Pac Sun; provided the transferee of such assets or surviving company in such merger or consolidation or other acquisition has a net worth equal to or greater than three hundred million dollars ($300,000,000.00) and further provided that Borrower demonstrates such valuation to Lender’s reasonable satisfaction within fifteen days prior to the occurrence of any such merger, consolidation or other acquisition.”
     This Note shall be governed by and construed in accordance with California law and applicable federal law. It is the intention of Lender and Borrower that this Note and all provisions hereof and of all documents securing this Note conform in all respects to the laws of the State of California and applicable federal law pertaining to usury. Notwithstanding any provision in this Note or in any other documents executed in connection therewith to the contrary, it is expressly provided that in no case or event should the aggregate amounts, which by applicable law are deemed to be interest with respect to this Note, the Deed of Trust or any other document securing or executed in connection with this Note ever exceed the “Maximum Nonusurious Rate” (as defined below). In this connection, it is expressly stipulated and agreed that it is the intention of Lender and the Borrower to contract in strict compliance with applicable usury laws of the State of California and/or of the United States (whichever permits the higher rate of interest) from time to time in effect. Nothing in this Note, the Deed of Trust or any other document securing this Note shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the Maximum Nonusurious Rate. If under any circumstances the aggregate amounts contracted for, charged or paid with respect to this Note, whether by fulfillment of any provision hereof or of any mortgage, loan agreement or other document now or hereafter evidencing, securing or pertaining to the indebtedness evidenced hereby, which by applicable law are deemed to be interest, would produce an interest rate greater than the Maximum Nonusurious Rate, the Borrower and any other person obligated to pay this Note, stipulates that the amounts will be deemed to have been paid, charged or contracted for as a result of an error on the part of Borrower, any other person obligated for the payment of this Note and the Lender and upon discovery of the error or upon notice thereof from the Borrower or the party making such payment, the Lender or the party receiving such excess payment shall, at its option, refund the amount of such excess payment or credit the excess payment against any other amount due under this Note. In addition, all sums paid or agreed to be paid to the holder of this Note for the use, forbearance or detention of monies shall be, to the extent permitted by applicable law, amortized, prorated, allocated and spread through the full stated term of this Note so that the amount of interest on account of the indebtedness evidenced hereby does not exceed the maximum permitted by law. The provisions of this paragraph shall control all existing and future agreements between Borrower and Lender. The term “Maximum Nonusurious Rate” as used herein shall mean the highest rate of interest permissible under applicable law, but not more than a per annum rate of seventeen percent (17%). If the Maximum Nonusurious Rate is increased or removed by statute or other governmental action subsequent to the date of this Note, then the new Maximum Nonusurious Rate, if any, will be applicable to this Note from the effective date of the new Maximum Nonusurious Rate, unless such application is precluded by the statute or governmental action or by the general law of the jurisdiction governing this Note.
     The Borrower warrants and represents to Lender and all holders of the indebtedness evidenced hereby, that (i) all loans evidenced by this Note shall be “business loans” as that term is used in the Depository Institutions Deregulatory and Monetary Control Act of 1980, as amended, (ii) that this transaction is specifically exempt under Section 226.3(a) of Regulation Z issued by the Board of Governors of the Federal Reserve System, and Title I and Title V of the Consumer Credit Protection Act, and (iii) that such loans are for business, commercial, investment or other similar purposes and not primarily for personal, family, household or agricultural use.
     Except as hereinafter provided, Borrower shall not be personally liable for the payment of principal or interest that may become due and payable under the Note, the Deed of Trust, or any other Loan Documents. Lender agrees not to seek, take or obtain against Borrower a deficiency judgment for amounts remaining unpaid under the Note and the other Loan Documents after all the security for the Note (including, without limitation, hazard insurance proceeds and condemnation awards with respect to the Property) has been applied to payment of all amounts due Lender under the Note and the other Loan Documents. Notwithstanding the foregoing limitation of liability, Borrower shall be fully liable (i) for fraud or misrepresentation made in connection with this Note or any instrument governing, securing or pertaining to the payment of this Note or the apparent purpose of which is to deprive Lender of the security for this Note; (ii) for failure to pay taxes, assessments, charges for labor or materials or any other charges which can create liens on any portion of the Property; (iii) for the misapplication of (a) proceeds of insurance covering any portion of the Property, or (b) proceeds of the sale or condemnation of any portion of the Property, or (c) rentals and security deposits received by or on behalf of Borrower subsequent to the date on which Lender gives written notice of the posting of foreclosure notices or the exercise of Lender’s assignment of rents; (iv) for failure to maintain, repair or restore the Property in accordance with any instrument governing, securing, or pertaining to the payment of this Note; (v) for any act or omission knowingly or intentionally committed or permitted by Borrower which results in the waste, damage or destruction to the Property, but only to the extent such events are not covered by insurance proceeds which are received by Lender; (vi) for the return to Lender of all unearned advanced rentals and security deposits paid by tenants of the Property or any guarantors of the leases of such tenants which are not rightfully refunded to or which are forfeited by such tenants or guarantors; (vii) for the return of, or reimbursement for, all personal property included within the Mortgaged Property taken from the Property by or on behalf of Borrower; (viii) for any liability of Borrower pursuant to the provision contained in the Deed of Trust securing this Note pertaining to hazardous or toxic materials or substances; (ix) for any liability of Borrower pursuant to the Certificate and Indemnity Regarding Hazardous Substances executed by Borrower and delivered to Lender in connection with the indebtedness evidenced by this Note; (x) for any delay, after an Event of Default which is not cured in deeding over the Property to the Lender, or cooperate in a consensual foreclosure within 90 days of Lender’s request; (xi) for failure to maintain or alter the Property in compliance with the Americans with Disabilities Act, as it may be amended from time to time; and (xii) for all court costs and reasonable attorneys’ fees incurred in connection with the enforcement of one or more of the above subparagraphs (i) through (xi), inclusive.
     Time is of the essence of this Note. Where the context so requires references to any gender shall include the others and references to the singular shall include the plural and vice versa. If any term, covenant, condition, agreement, representation or warranty of the Note or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such term, covenant, condition, agreement, representation or warranty to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant, condition, agreement, representation or warranty of this Note shall be valid and enforced to the fullest extent permitted by law.
          TO THE FULLEST EXTENT PERMITTED BY LAW BORROWER AND LENDER WAIVE ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, ACTIONS OR OTHER PROCEEDINGS OF ANY KIND ARISING UNDER OR RELATING TO THIS NOTE, THE DEED OF TRUST, ANY OF THE OTHER LOAN DOCUMENTS AND THE LOAN SECURED HEREBY, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.
[Signature Page Follows]

     IN WITNESS WHEREOF, this Note has been executed and delivered as of the day and year first above written.

BORROWER MIRALOMA BORROWER CORPORATION, a Delaware corporation
By:	/s/ Craig E. Gosselin
	Name:	Craig E. Gosselin
	Title:	President

EXHIBIT “A”
LEGAL DESCRIPTION OF PROPERTY
Real property in the City of Anaheim, County of Orange, State of California, described as follows:
PARCEL A:
PARCEL I:
PARCEL 1 OF PARCEL MAP NO. 2008-117, RECORDED IN BOOK 364, PAGES 44 THROUGH 48 INCLUSIVE OF PARCEL MAPS, OF OFFICIAL RECORDS OF THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
PARCEL II:
INTENTIONALLY DELETED
PARCEL III
NON-EXCLUSIVE EASEMENTS FOR UTILITY SERVICES, SURFACE DRAINAGE, ACCESS, INGRESS AND EGRESS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “EASEMENTS AND COVENANTS AGREEMENT” RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000545184 OF OFFICIAL RECORDS.
PARCEL B:
PARCEL 1:
PARCEL 2 OF LOT LINE ADJUSTMENT NO. LLA-0000667 RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000543923 OF OFFICIAL RECORDS OF SAID COUNTY.
PARCEL 2:
NON-EXCLUSIVE EASEMENT FOR UNDERGROUND WATER LINE MORE PARTICULARLY SET FORTH IN THE DOCUMENT ENTITLED “EASEMENT AGREEMENT” RECORDED NOVEMBER 13, 1997 AS INSTRUMENT NO. 19970579282 OF OFFICIAL RECORDS.

PARCEL 3:
NON-EXCLUSIVE EASEMENTS FOR ABOVE-GROUND PEDESTRIAN INGRESS AND EGRESS AND UNDERGROUND PEDESTRIAN TUNNEL MORE PARTICULARLY SET FORTH IN THE DOCUMENT ENTITLED “RECIPROCAL EASEMENT AGREEMENT” RECORDED NOVEMBER 13, 1997 AS INSTRUMENT NO. 19970579285 OF OFFICIAL RECORDS.
PARCEL 4:
NON-EXCLUSIVE EASEMENTS FOR UTILITY SERVICES, SURFACE DRAINAGE, ACCESS, INGRESS AND EGRESS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “EASEMENTS AND COVENANTS AGREEMENT” RECORDED NOVEMBER 21, 2008 AS INSTRUMENT NO. 2008000545184 OF OFFICIAL RECORDS.
PARCEL 5:
NON-EXCLUSIVE EASEMENTS FOR RIGHT OF WAY WITH THE RIGHT OF INGRESS AND EGRESS FOR THE PURPOSE OF INSTALLING, MAINTAINING, REPAIRING AND USEING COMMON PARKING AREAS, PARKING STALLS AND DRIVEWAYS AND THOSE OTHER PURPOSES AS MORE PARTICULARLY DESCRIBED AND SET FORTH IN THE DOCUMENT ENTITLED “DECLARATION OF USE RESTRICTIONS” RECORDED JUNE 26, 2003 AS INSTRUMENT NO. 203000750065 OF OFFICIAL RECORDS.
APN: 345-201-24 and 345-201-26